                                                                    EXHIBIT 99.3

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Basis of Presentation

   The following unaudited pro forma condensed combined financial information for DSL.net, Inc. ("DSL" or the "Company") gives effect (i) to the acquisition of Tycho Networks, Inc. and subsidiary ("Tycho") under the purchase method of accounting and (ii) to the Company's completion of its initial public offering. The following unaudited pro forma combined financial information presents the Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 1999, giving effect to the acquisition of Tycho as if it had been consummated on that date. Also presented is the Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 1999 and the period from inception (March 3, 1998) through December 31, 1998, giving effect to the acquisition of Tycho as if such acquisition had been consummated as of the beginning of the earliest period presented. The Unaudited Pro Forma Condensed Combined Balance Sheet combines the respective balance sheets of the Company and Tycho as of September 30, 1999. The Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 1999 combines the results of the Company and Tycho for such period. The Unaudited Pro Forma Condensed Combined Statement of Operations for the period from inception (March 3, 1998) through December 31, 1998 combines the results of the Company for such period with the results of Tycho for the period from December 22, 1997 (inception ) to December 31, 1998. The historical financial information set forth below has been derived from, and is qualified by reference to, the financial statements of the Company and Tycho and should be read in conjunction with those financial statements and the notes thereto included in the Company's Registration Statement on Form S-1 filed on February 8, 2000 or elsewhere herein.

   The pro forma data is based on the combined historical results of the Company and Tycho after giving effect to the Tycho acquisition under the purchase method of accounting, and to the assumptions and adjustments (which the Company believes to be reasonable) described in the accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information. Under the purchase method of accounting, assets acquired and liabilities assumed will be recorded at their estimated fair value at the date of acquisition. The pro forma adjustments set forth in the following unaudited pro forma combined financial information are estimated and may differ from the actual adjustments when they become known; however, no material differences are anticipated by the Company.

   The unaudited pro forma condensed combined financial information set forth below does not purport to represent what the combined results of operations or financial condition of the Company would actually have been if the Tycho acquisition and the Company's Initial Public Offering, both of which were completed after September 30, 1999, had in fact occurred on such dates nor should it be utilized to project the future combined results of operations or financial condition of the Company.

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                     BALANCE SHEET AS OF SEPTEMBER 30, 1999

                                                          Tycho Acquisition              Initial Public Offering
                                                     ---------------------------------  ------------------------------
                                                        Pro Forma
                                                     Effect of Tycho        Pro Forma     Pro Forma        Pro Forma
                            DSL.net        Tycho       Acquisition          Combined    Effect of IPO     As Adjusted
                          ------------  -----------  ---------------       -----------  -------------     ------------
Current Assets
 Cash and cash
  equivalents...........  $ 32,538,471  $    20,585    $(1,576,009)(1)     $30,983,047  $ 56,345,165 (4)  $ 87,328,212
 Marketable securities..    10,528,055          --             --           10,528,055           --         10,528,055
 Accounts receivable,
  net...................        97,457       33,855            --              131,312           --            131,312
 Prepaid expenses and
  other current assets..     1,896,360       20,095            --            1,916,455      (420,060)(4)     1,496,395
                          ------------  -----------    -----------         -----------  ------------      ------------
  Total current assets..    45,060,343       74,535     (1,576,009)         43,558,869    55,925,105        99,483,974
                          ------------  -----------    -----------         -----------  ------------      ------------
Fixed assets, net.......    16,146,456      430,179        (90,000)(3)      16,486,635           --         16,486,635
Other assets............       931,189      150,528         90,000 (3)       1,171,717           --          1,171,717
Intangible assets, net..           --       274,553      2,937,346 (1)       3,211,899           --          3,211,899
                          ------------  -----------    -----------         -----------  ------------      ------------
  Total assets..........  $ 62,137,988  $   929,795    $ 1,361,337         $64,429,120  $ 55,925,105      $120,354,225
                          ============  ===========    ===========         ===========  ============      ============
Current Liabilities:
 Accounts payable.......  $    754,257  $   779,721    $  (151,469)(1)     $ 1,382,509           --       $  1,382,509
 Accrued liabilities....     4,473,852       97,445        483,500 (1),(2)   5,054,797           --          5,054,797
 Deferred revenue.......        61,532       12,508            --               74,040           --             74,040
 Due to sellers and
  others................           --           --         802,576(1)          802,576           --            802,576
 Current portion of
  capital lease
  payable...............       527,385       66,279            --              593,664           --            593,664
 Current portion of
  notes payable.........       160,752      148,409       (148,409)(1)         160,752           --            160,752
                          ------------  -----------    -----------         -----------  ------------      ------------
  Total current
   liabilities..........     5,977,778    1,104,362        986,198           8,068,338           --          8,068,338
                          ------------  -----------    -----------         -----------  ------------      ------------
Long-term portion of
 capital lease payable..       761,790      200,572            --              962,362           --            962,362
Notes payable...........     1,286,014      643,582       (643,582)(1)       1,286,014           --          1,286,014
                          ------------  -----------    -----------         -----------  ------------      ------------
  Total liabilities.....     8,025,582    1,948,516        342,616          10,316,714           --         10,316,714
                          ------------  -----------    -----------         -----------  ------------      ------------
Redeemable convertible
 preferred stock:
 Convertible preferred
  stock
 Series A convertible
  preferred stock.......       225,000          --             --              225,000      (225,000)(4)           --
 Series B convertible
  preferred stock.......    15,424,999          --             --           15,424,999   (15,424,999)(4)           --
 Series C convertible
  preferred stock.......     9,940,391          --             --            9,940,391    (9,940,391)(4)           --
 Series D convertible
  preferred stock.......    30,967,786          --             --           30,967,786   (30,967,786)(4)           --
 Series E convertible
  preferred stock.......    18,458,168          --             --           18,458,168   (18,458,168)(4)           --
                          ------------  -----------    -----------         -----------  ------------      ------------
  Total redeemable
   convertible preferred
   stock................    75,016,344          --             --           75,016,344   (75,016,344)              --
                          ------------  -----------    -----------         -----------  ------------      ------------
Stockholders' equity
 (deficit):
 Series A convertible
  preferred stock.......           --     1,851,337     (1,851,337)(1)             --            --                --
 Common stock...........         7,112        2,450         (2,450)(1)           7,112        22,068 (4)        29,180
 Additional paid-in
  capital...............     8,775,192          --             --            8,775,192   130,919,381 (4)   139,694,573
 Deferred compensation..   (12,375,876)         --             --          (12,375,876)          --        (12,375,876)
 Accumulated deficit....   (17,310,366)  (2,872,508)     2,872,508 (1)     (17,310,366)          --        (17,310,366)
                          ------------  -----------    -----------         -----------  ------------      ------------
  Total stockholders'
   (deficit) equity.....   (20,903,938)  (1,018,721)     1,018,721         (20,903,938)  130,941,449       110,037,511
                          ------------  -----------    -----------         -----------  ------------      ------------
  Total liabilities,
   redeemable
   convertible preferred
   stock and
   stockholder's
   equity...............  $ 62,137,988  $   929,795    $ 1,361,337         $64,429,120  $ 55,925,105      $120,354,225
                          ============  ===========    ===========         ===========  ============      ============

                            See accompanying notes.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999

                                                       Pro Forma       Pro Forma
                            DSL.net        Tycho      Adjustments       Combined
                          ------------  ------------  -----------     ------------
Revenue.................  $    501,665  $  1,269,462  $      --       $  1,771,127
                          ------------  ------------  ----------      ------------
Operating expenses:
  Network and
   operations...........     3,757,233     1,235,420         --          4,992,653
  Sales and marketing...     3,327,972           --          --          3,327,972
  General and
   administrative.......     2,945,077     2,105,472    (102,608)(5)     4,947,941
  Stock compensation and
   amortization of
   excess purchase
   price................     3,412,914           --      481,785 (5)     3,894,699
                          ------------  ------------  ----------      ------------
    Total operating
     expenses...........    13,443,196     3,340,892     379,177        17,163,265
                          ------------  ------------  ----------      ------------
Operating loss..........   (12,941,531)   (2,071,430)   (379,177)      (15,392,138)
                          ------------  ------------  ----------      ------------
Interest expense
 (income), net..........      (827,956)       14,071     108,402 (6)      (705,483)
Other expense (income),
 net....................         5,156           --          --              5,156
                          ------------  ------------  ----------      ------------
  Net loss..............  $(12,118,731) $ (2,085,501) $ (487,579)     $(14,691,811)
                          ============  ============  ==========      ============
Exchange of preferred
 stock..................    11,998,000           --          --         11,998,000
                          ------------  ------------  ----------      ------------
Loss applicable to
 common stock...........  $(24,116,731) $ (2,085,501) $ (487,579)     $(26,689,811)
                          ============  ============  ==========      ============
Net loss per share-basic
 and diluted............  $      (3.87)                               $      (0.89)
                          ============                                ============
Shares used in computing
 net loss per share.....     6,230,836                                  29,913,454(7)
                          ============                                ============




                            See accompanying notes.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                                DSL.net
                          For the period from        Tycho
                               inception      For the period from
                            (March 3, 1998)    December 22, 1997
                                  to            (inception) to     Pro Forma       Pro Forma
                           December 31, 1998   December 31, 1998  Adjustments      Combined
                          ------------------- ------------------- -----------     -----------
Revenue.................      $    31,533         $  348,527      $      --       $   380,060
                              -----------         ----------      ----------      -----------
Operating expenses:
  Network and
   operations...........          127,054            436,815             --           563,869
  General and
   administrative.......          230,272            702,763         (20,196)(5)      912,839
  Sales and marketing...           35,961                --              --            35,961
  Stock compensation and
   amortization of
   excess purchase
   price................        2,423,272                --          642,380 (5)    3,065,652
                              -----------         ----------      ----------      -----------
    Total operating
     expenses...........        2,816,559          1,139,578         622,184        4,578,321
                              -----------         ----------      ----------      -----------
Operating loss..........       (2,785,026)          (791,051)       (622,184)      (4,198,261)
                              -----------         ----------      ----------      -----------
Interest expense
 (income), net..........            4,611              8,581         273,011 (6)      286,203
Other expense (income),
 net....................              --             (12,625)            --           (12,625)
                              -----------         ----------      ----------      -----------
  Net loss..............      $(2,789,637)        $ (787,007)     $ (895,195)     $(4,471,839)
                              ===========         ==========      ==========      ===========
Net loss per share-basic
 and diluted............      $     (0.55)                                        $     (0.87)(7)
                              ===========                                         ===========
Shares used in computing
 net loss per share.....        5,118,342                                           5,118,342
                              ===========                                         ===========



                             See accompanying notes

                        NOTES TO THE UNAUDITED PRO FORMA
                    CONDENSED COMBINED FINANCIAL INFORMATION

Pro Forma adjustments are as follows:

1) Adjustment to record the acquisition of Tycho Networks, Inc. under the purchase method of accounting as if the acquisition occurred on September 30, 1999. The approximate net purchase price of $3.1 million, excluding transaction costs associated with the acquisition, consists of the following: (a) cash payments at closing of $1.6 million (including notes paid at closing of approximately $0.8 million), amounts due to selling stockholders and others after the closing of approximately $0.8 million, net liabilities assumed of approximately $0.3 million and other costs of approximately $0.4 million.

2) The Company incurred transaction costs associated with the acquisition of approximately $0.1 million included in accrued liabilities.

3) Immediately prior to the acquisition, Tycho Networks sold fixed assets with a net book value of approximately $0.1 million to a related party and received notes that were convertible into the preferred stock of the buyer. These notes were assigned an estimated fair value of $0.1 million.

4) Adjustment to record net proceeds of the Company's initial public offering of 7,200,000 shares, which closed on October 12, 1999, of approximately $49.1 million; exercise of warrants for 56,250 shares of Series A preferred stock for aggregate net proceeds of approximately $0.06 million on October 6, 1999; conversion of all preferred stock into 35,909,761 shares of common stock at a ratio of 2.666 for one on October 12, 1999; exercise of the underwriter's over- allotment option for 1,026,000 shares, which closed on November 8, 1999 and which resulted in net proceeds to the Company of approximately $7.2 million.

5) Adjustment to record amortization of the excess of purchase price over the fair value of the net assets acquired of approximately $3.2 million as though the acquisition occurred on the first day of the period and assuming a five year life of such asset.

6) Adjustment to record an increase in interest expense or decrease in interest income to reflect cash used for the acquisition of Tycho. The increase in interest expense is recorded assuming a rate of 8.5% per annum. The reduction in interest income is recorded assuming a rate of 4.5% per annum.

7) Pro Forma net loss per share is computed using the weighted average number of shares of common stock outstanding plus common equivalent shares from convertible preferred stock (the "preferred shares"), that were converted upon the Company's initial public offering (see (4) above), using the if-converted method. The preferred shares have been included whether dilutive or anti-dilutive pursuant to Securities and Exchange Commission Staff Accounting Bulletin No. 98. Such pro forma net loss per share reflects the impact of the adjustments above.